EXECUTION COPY

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                                 AMENDMENT NO. 1

                              DATED APRIL 20, 2000

                                       TO

                            STOCK PURCHASE AGREEMENT

                          DATED AS OF JANUARY 20, 2000


                                     BETWEEN

                          DYNAMIC MATERIALS CORPORATION

                                       AND

                                   SNPE, INC.

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         THIS AMENDMENT NO. 1 (this "Amendment") to the Stock Purchase Agreement dated as of January 20, 2000 (the "Agreement") between Dynamic Materials Corporation (the "Company") and SNPE, Inc. ("Buyer") is entered into by the parties thereto as of April 20, 2000. Capitalized terms used herein have the same meanings ascribed to them in the Agreement.

                                    RECITALS

         WHEREAS, the Company and Buyer are parties to the Agreement; and

         WHEREAS, to facilitate the Closing and provide adequate time for the satisfaction of all of the conditions thereto set forth in the Agreement, the Company and Buyer wish to amend the Agreement;

         NOW THEREFORE, in consideration of the premises and the agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  AMENDMENTS TO THE AGREEMENT.

         (a) AMENDMENT TO SECTION 2.1.

SECTION 2.1 IS AMENDED AND RESTATED IN ITS ENTIRELY AS FOLLOWS:

         "Section 2.1 DATE OF CLOSING. The consummation of the purchase and sale of the Shares contemplated hereby (the "CLOSING") shall take place on the earlier of June 30, 2000 (or such other date as the parties may mutually agree upon) or the fifth business day following the date upon which the last remaining condition set forth in Articles VI and VII has been satisfied or waived by the party entitled to waive that condition, at the offices of
         __________________________________________________
         at ____________ local time, or on such other date or at such other place designated by the parties in writing. The date on which the Closing


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         is effected is referred to in this Agreement as the
         "CLOSING DATE." At the Closing, the parties shall execute and deliver the documents referred to in Articles VI and VII."

         (b) AMENDMENT TO SECTION 8.1(B).

SECTION 8.1 (B) IS AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

         "Section 8.1(b) By either Buyer or the Company, if the Closing shall not have occurred on or before June 30, 2000 or such other date as the parties may mutually agree upon, (the "TERMINATION DATE") or any closing condition set forth in Articles VI or VII has not been satisfied by the date required for such satisfaction by the party of whom performance is required; PROVIDED, HOWEVER, that the right to terminate this Agreement pursuant to this SECTION 8.1(B) shall not be available to any party that is in material breach of this Agreement at the time the notice of termination is delivered or whose delay or failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date nor to Buyer if not available to Buyer under
         Section 8.1(d)(ii);"

         2. CONTINUED EFFECT. Except as expressly set forth herein, the terms of the Agreement remain in full force and effect. Each of the parties expressly affirms its obligations in the Agreement notwithstanding the amendments effected by this Amendment. No waiver of any provisions of the Agreement effected by this Amendment shall entitle either party to any other or further waiver in the same, similar or other circumstances. The parties agree that all references to the Agreement shall mean the Agreement as amended by this Amendment.

         3. EFFECTIVENESS. This Amendment shall become effective immediately upon the execution hereof by the


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parties hereto.

         4. GOVERNING LAW. THIS AGREEMENT AND THE RESPECTIVE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

         5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

                                    DYNAMIC MATERIALS CORPORATION


                                    By: /s/ JOSEPH P. ALLWEIN
                                        -----------------------
                                    Name:  Joseph P. Allwein
                                    Title: President

Witness:

SNPE S.A.                           SNPE, INC.


By: /s/ JEAN FAURE                  By: /s/ BERNARD FONTANA
    --------------------------          -----------------------
Name:  Jean Faure                   Name:  Bernard Fontana
Title: Chairman                     Title: President